SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   September 30, 1999



                          HomeSeekers.com, Incorporated

             (Exact Name of Registrant as Specified in its Charter)


              Nevada                    0-23835              87-0397464
   (State or Other Jurisdiction       (Commission          (IRS Employer
         of Incorporation)            File Number)       Identification No.)



      2241 Park Place, Suite E, Minden, Nevada                 89423

      (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:   (775) 782-2977


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         Merger Transaction. On September 30, 1999, HomeSeekers.com, Incorporated, a Nevada corporation ("HomeSeekers"), consummated the acquisition of Real Estate Information, Inc., a Kentucky corporation ("REI"), pursuant to an Agreement and Plan of Merger, dated as of September 29, 1999 (the "Merger Agreement"), by and among HomeSeekers, YMLS, Incorporated, a Nevada corporation and a wholly owned subsidiary of HomeSeekers ("Merger Sub"), REI and the stockholders of REI. The Merger Agreement provides for the merger (the "Merger") of REI with and into Merger Sub with Merger Sub as the surviving corporation in the Merger. Following the Merger, Merger Sub will change its name to REI. In the Merger, the outstanding capital stock of REI will be canceled and converted into HomeSeekers common stock. A brief summary of the terms of the Merger Agreement and the transactions contemplated thereby are described in a press release issued by HomeSeekers, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Business Acquired. Financial statements of REI for the periods specified in Rule 3-05(b) of Regulation S-X will be filed by amendment within 60 days of the date of this filing.

         (b) Pro Forma Financial Information. Pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed by amendment within 60 days of the date of this filing.

         (c)      Exhibits.

                  Exhibit No.       Description
                  -----------       -----------

                       2.1 Agreement and Plan of Merger, dated as of September 29, 1999, by and among HomeSeekers, Merger Sub, REI and the stockholders of REI.

                      10.1 Employment Agreement, effective as of September 29, 1999, between HomeSeekers and Mark A. Spraetz.

                      99.1          Press Release, dated October 12, 1999.


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
                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 15, 1999

                                      HomeSeekers.com, Incorporated



                                      By:/s/ Greg Costley
                                      -------------------
                                           Greg Costley, Chairman and Chief
                                           Executive Officer





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


                                  EXHIBIT INDEX



     Exhibit No.        Description
     -----------        -----------

        2.1 Agreement and Plan of Merger, dated as of September 29, 1999, by and among HomeSeekers, Merger Sub, REI and the stockholders of REI.

       10.1 Employment Agreement, effective as of September 29, 1999, between HomeSeekers and Mark A. Spraetz.

       99.1             Press Release, dated October 12, 1999.